Exhibit 10.25

SECOND AMENDMENT TO AGREEMENT

This Second Amendment, dated November 24, 2004, is among Thermadyne Holdings Corporation, a Delaware corporation, its subsidiaries, (collectively the “Company”), and James H. Tate (“Executive”).

WITNESSETH:

WHEREAS, the Company and Executive entered into an Agreement dated August 27, 2004 (the “Agreement”), which among other things set forth the terms of Executive’s resignation as the Company’s Chief Financial Officer and appointment as its Financial Project Leader; and,

WHEREAS, the Parties first amended the Agreement on November 11, 2004; and,

WHEREAS the parties desire to modify the Agreement;

NOW THEREFORE, the parties agree as follows:

1.               Section 1 of the Amended Agreement shall be deleted in full and replaced with the following:

1.                                       Resignation from Current Positions.  On the earlier of: 1) the date the Company hires a new Chief Financial Officer, or 2) December 15, 2004 (which earlier date is hereinafter referred to as the “Resignation Date”), Executive shall cease to be Senior Vice President Chief Financial Officer, and cease to be an officer, or director of the Company.

2.               All other provisions of the Agreement remain in full force and effect.

James H. Tate

\s\ James H. Tate
Address of Executive:
17605 Lasiandra Drive
Chesterfield, MO 63005

EMPLOYERS:

Thermadyne Holdings Corporation

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Industries, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Victor Equipment Company

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne International Corp.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Tweco Products, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermal Dynamics Corp.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Stoody Company

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermal Arc, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

C&G Systems Holding, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

C&G Systems, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Italia, Srl.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Australia Pty Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Asia/Pacific Pte Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Japan, Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title: Vice President and General Counsel

Palco Trading Company

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Foreign Sales Corporation

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne South America Holdings, Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne South Africa (Pty) Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Maxweld & Braze (Pty) Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

GenSet S.p.A.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Tecmo Srl

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Ocim Srl

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Tec Mo Cut Srl

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Tec Mo Control Srl

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title: Vice President and General Counsel

BBM Srl

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Duxtech Pty. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Cigweld Group Pty. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Quetala Pty. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Quetack Pty. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Quetala Unit Trust

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Brazil Holdings, Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Victor Ltda.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Chile Holdings, Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Soltec SA

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Metalservice S.A.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne do Brasil Ltda.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Industries Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Cylinder Co.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Canadian Cylinder Company

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Receivables, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

MECO Holding Company

By:	\s\ Patricia S. Williams
Patricia S. Williams
Tile:	Vice President and General Counsel

Protip Corporation

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Welding Products Canada, Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne de Mexico S.A. de C.V.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Tweco de Mexico S.A. de C.V.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Victor Equipment de Mexico S.A. de C.V.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Cigweld Group Pty. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Philippine Welding Equipment, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Cigweld Property Holdings, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermal Arc Phils, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Cigweld Philippines, Inc.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Asia SDN BHD

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Korea Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

PT Thermadyne Utama

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

PT Cigweld Indonesia

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Hong Kong Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Cigweld Malaysia SDN

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel

Thermadyne Thailand Co. Ltd.

By:	\s\ Patricia S. Williams
Patricia S. Williams
Title:	Vice President and General Counsel